UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2021

NewAge, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38014	27-2432263
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

2420 17th Street, Suite 220, Denver, CO 80202
(Address of principal executive offices) (Zip Code)

(303) 566-3030
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NBEV	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

NewAge, Inc. (the “Company”) is furnishing as Exhibit 99.21 a presentation to be used by the Company during investor meetings.

The presentation contains pro forma financial results of the Company following November 16, 2020 (“Closing Date”), when the Company completed its previously announced acquisition of Ariix, LLC (“Ariix”), which owned five brands in the e-commerce and direct selling channels, including Ariix, Zennoa, Limu, MaVie and Shannen, subject to the conditions and terms set forth in the Amended and Restated Merger Agreement (the “Merger Agreement”), dated September 30, 2020, by and among the Company, Ariel Merger Sub, LLC (“Merger Sub”), Ariel Merger Sub 2, LLC (“Merger Sub 2”), Ariix, certain members of Ariix (the “Sellers”) and the Sellers Agent. The Merger Agreement was amended by a letter agreement dated as of the Closing Date (together, the “Amended Merger Agreement”). Pursuant to the Amended Merger Agreement, on the Closing Date, Ariix merged with Merger Sub, with Ariix as the surviving entity and a wholly-owned subsidiary of the Company. Subsequently, Ariix merged with and into Merger Sub 2, which was the surviving entity and is a wholly-owned subsidiary of the Company. Merger Sub 2 subsequently renamed itself Ariix, LLC.

The information in this report and Exhibit 99.1 attached hereto (i) is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and (ii) shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

This report, including Exhibit 99.1, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause the Company’s actual results to differ materially from those described in the forward-looking statements can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2021 that have been filed with the Securities and Exchange Commission. The Company does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description

99.1	Investor Presentation dated May 26, 2021.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWAGE, INC.

Date: May 27, 2021	By:	/s/ Brent D. Willis
Brent D. Willis Chief Executive Officer

3